SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ ] Filed by a Party other than the Registrant [ X ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[ X ] Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or
      Sec. 240.14a-12


DG INVESTOR SERIES
 ............................................................
(Name of Registrant as Specified In Its Charter)


Federated Investors
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

 [ X ]      No fee required.
 [    ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

      2. Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4. Proposed maximum aggregate value of transaction:

      5. Total fee paid:


[  ]  Fee paid previously with preliminary proxy materials.






[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
         ---------------------------------------------------------------

      2) Form, Schedule or Registration Statement No.:
         ---------------------------------------------------------------

      3) Filing Party:
         ---------------------------------------------------------------

      4) Date Filed:
         ---------------------------------------------------------------









                               DG INVESTOR SERIES
                     DG LIMITED TERM GOVERNMENT INCOME FUND


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 12, 1998

      A special meeting of the shareholders of DG Limited Term Government Income Fund, a portfolio of DG Investor Series, will be held at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, at 2:00 p.m. (Eastern time), on January 12, 1998, for the following purposes:

          (1) APPROVAL OR DISAPPROVAL OF A CHANGE TO THE INVESTMENT OBJECTIVE OF DG LIMITED TERM GOVERNMENT INCOME FUND; AND

          (2) TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      The Board of Trustees has fixed November 17, 1997, as the record date for determination of shareholders entitled to vote at the meeting.

                                                      By Order of the Trustees



                                                      John W. McGonigle
                                                      Secretary


November 26, 1997


          SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY TO AVOID ADDITIONAL EXPENSE.

          YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                               DG INVESTOR SERIES
                            Federated Investors Tower
                            Pittsburgh, PA 15222-3779

                                 PROXY STATEMENT

     The enclosed proxy is solicited on behalf of the Board of Trustees of DG Investor Series (the "Trust") with respect to DG Limited Term Government Income Fund (the "Fund"). The proxies will be voted at the special meeting of shareholders of the Fund to be held on January 12, 1998, at the offices of the Trust, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779 (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting"). The proxy is revocable at any time before it is voted by sending written notice of the revocation to the Trust or by appearing personally at the Special Meeting.

The cost of preparing and mailing the notice of meeting, this proxy statement, proxy card and any additional proxy material has been or is to be borne by the Fund. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of the Trust, of Federated Shareholder Services Company (the Trust's transfer agent) or of Federated Administrative Services (the Trust's administrator). In the event that a shareholder signs, dates, and returns the proxy ballot but does not indicate a choice as to the item on the proxy ballot, the proxy attorneys will vote those shares in favor of such proposal.

The purposes of the Special Meeting are set forth in the accompanying Notice of Special Meeting of Shareholders. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Proxy Statement and the enclosed proxy card are expected to be mailed on or about November 26, 1997, to shareholders of record at the close of business on November 17, 1997 (the "Record Date").

 Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. On the Record Date, the Fund had outstanding 8,131,725.89 shares of beneficial interest. Holders of more than fifty percent of the total number of outstanding shares of the Fund, present in person or by proxy, shall be required to constitute a quorum at the Special Meeting for the purpose of voting on the proposal offered.

Each share of the Fund is entitled to one vote, and fractional shares are entitled to proportionate shares of one vote. At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Fund: Deposit Guaranty National Bank, Jackson, Mississippi, acting in various capacities for numerous accounts, was owner of record of 6,494,412 shares (79.87%) and Commercial National Bank, Shreveport, Louisiana, acting in various capacities for numerous accounts, was owner of record of 944,015 shares (11.61%).

The favorable vote of a majority, as defined in the Investment Company Act of 1940 (the "1940 Act"), of the outstanding voting securities of the Fund is required for approval of the proposal to approve a change to the investment objective of the Fund. The vote of shareholders of a majority (as so defined in the 1940 Act) of outstanding securities means (a) the vote of the holders of 67% or more of the shares present at the meeting, if the holders of 50% or more of the outstanding voting securities of the Fund are present or represented by proxy, or (b) the vote of the holders of more than 50% of the outstanding shares, whichever is less.

For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the Trust's Declaration of Trust, the vote will be determined on the basis of a percentage of votes cast at the Special Meeting. Under the 1940 Act, the affirmative vote necessary to approve a change to the investment objective of the Fund is determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

      The Trust will furnish, without charge, a copy of the annual report, which includes audited financial statements for the fiscal year ended February 28, 1997, and a copy of the semi-annual report for the period ended August 31, 1997, to any shareholder of record upon request. Requests for an annual report and/or semi-annual report should be directed to the Trust's principal executive offices located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779 or by calling toll-free 1-800-530-7377.

                   APPROVAL OR DISAPPROVAL OF A CHANGE TO THE
         INVESTMENT OBJECTIVE OF DG LIMITED TERM GOVERNMENT INCOME FUND

      The Board of Trustees of the Fund, at its meeting on November 17, 1997, approved an amendment to the investment objective of the Fund. It is proposed that the present investment objective of the Fund, which cannot be changed without shareholder approval, stated as:

      "The investment objective of DG Limited Term Government Income Fund is current income, the weighted-average duration of which will at all times be limited to between one and six years."

be changed to read as follows:

      "The investment objective of DG Limited Term Government Income Fund is current income, while maintaining a weighted-average duration which will at all times be limited to between one and three years."

      The change is being submitted for shareholder approval at the Special Meeting. Management of the Fund is recommending that the proposed change in the investment objective (which would shorten the maximum weighted-average duration of the Fund to three years from six years) be approved in order to decrease the potential magnitude of fluctuations in the Fund's net asset value. Portfolios composed of securities with short durations generally have less volatile net asset values than those composed of securities of with longer durations.

      The proposed change in investment objective would not result in a change in the management of the Fund, because ParkSouth Corporation, the Fund's investment adviser, has, as a matter of past operating policy, limited the Fund's duration to three years in order to attempt to minimize fluctuation of the Fund's net asset value. The investment adviser believes that the recommended change in stated investment objective may promote the growth of Fund assets by attracting investors whose investment goals are to achieve current income consistent with capital preservation.


      THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS APPROVAL BY SHAREHOLDERS OF THE FUND OF THE PROPOSED CHANGE TO THE INVESTMENT OBJECTIVE OF THE FUND.





          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

      The Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to DG Investor Series, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, so that they are received within a reasonable time before any such meeting.

      No business other than the matter described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.

                PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING

      Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

      In the event that, at the time any session of the Special Meeting is called to order, a quorum is not present at the Special Meeting, or in the event that a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment represented at the Special Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST the proposal against any adjournment. A shareholder vote may be taken on the proposal in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the Declaration of Trust of the Trust, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the issued and outstanding shares of the Fund entitled to vote at the Special Meeting.


  SHAREHOLDERS                                          ARE REQUESTED TO
                                                        COMPLETE, DATE AND SIGN
                                                        THE ENCLOSED PROXY CARD
                                                        AND RETURN IT IN THE
                                                        ENCLOSED ENVELOPE, WHICH
                                                        NEEDS NO POSTAGE IF
                                                        MAILED IN THE UNITED
                                                        STATES.


                                                        By Order of the Trustees


                                                               JOHN W. McGONIGLE
                                                                       Secretary
                                                               November 26, 1997

                               DG INVESTOR SERIES
                     DG LIMITED TERM GOVERNMENT INCOME FUND

INVESTMENT ADVISER
PARKSOUTH CORPORATION
P.O. Box 1200
Jackson, Mississippi 39215-1200

DISTRIBUTOR
FEDERATED SECURITIES CORP.
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

ADMINISTRATOR
FEDERATED ADMINISTRATIVE SERVICES
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779






















Cusip 23321N509
GO1258-25(11/97)

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of DG Limited Term Government Income Fund hereby appoint C. Grant Anderson, Patricia
F. Conner, Marie M. Hamm, Suzanne W. Land, and Susan M. Jones, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of DG Limited Term Government Income Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on January 12, 1998, at Federated Investors Tower, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF DG INVESTOR SERIES. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

PROPOSAL 1. APPROVAL OR DISAPPROVAL OF A CHANGE TO THE INVESTMENT OBJECTIVE OF DG LIMITED TERM GOVERNMENT INCOME FUND.

                        FOR         [   ]
                        AGAINST     [   ]
                        ABSTAIN     [   ]

YOUR VOTE IS IMPORTANT
Please complete, sign and return                        _____________________
this card as soon as possible.                                         Date
Mark with an X in the box.                              _____________________
                                                                       Signature

                                                        ------------------------
                                                        Signature (Joint Owners)



Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


DO YOU HAVE ANY COMMENTS?
======================================
--------------------------------------



HAS YOUR ADDRESS CHANGED?
=====================================
-------------------------------------

                               DG INVESTOR SERIES
                     DG LIMITED TERM GOVERNMENT INCOME FUND


Dear Shareholder:


Please take note of the important information enclosed with the Proxy Ballot. There is an issue related to the management and operation of your Fund that requires your immediate attention and approval. It is discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the box on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy card in the enclosed postage paid envelope.

Your vote must be received prior to the Special Meeting of Shareholders, January 12, 1998.

Thank you in advance for your prompt consideration of this matter.


Sincerely,


DG Investor Series